AMERICAN INDEPENDENCE FUNDS TRUST II

(THE “TRUST”)

SUPPLEMENT DATED JUNE 30, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

MARCH 1, 2015

(AS SUPPLEMENTED THROUGH MAY 26, 2015)

AMERICAN INDEPENDENCE MAR TACTICAL CONSERVATIVE FUND (CUSIPS: 026763409, 026763102, 026763201, 026763300)	AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND (CUSIPS: 026763854, 026763888, 026763870, 026763862)

AMERICAN INDEPENDENCE MAR TACTCIAL MODERATE GROWTH FUND (CUSIPS: 026763805, 026763508, 026763607, 026763706)	AMERICAN INDEPENDENCE MAR TACTICAL AGGRESSIVE GROWTH FUND (CUSIPS: 026763771, 026763813, 026763797, 026763789)

(the “Funds”)

The Prospectus and Statement of Additional Information (the “SAI”) is hereby amended and supplemented, to reflect the following changes:

1.     At a Board meeting held on April 29, 2015, the Board of Trustees of the American Independence Funds Trust II, including a majority of the Independent Trustees, unanimously approved a name change of the Trust. Effective June 30, 2015, the name of the Trust will be the Rx Funds Trust.

2.     The Board of Trustees of the Trust, including a majority of the Independent Trustees, unanimously approved a name change to each of the Funds as detailed below:

Old Name	New Name
American Independence MAR Tactical Conservative Fund	Rx MAR Tactical Conservative Fund
American Independence MAR Tactical Moderate Growth Fund	Rx MAR Tactical Moderate Growth Fund
American Independence MAR Tactical Growth Fund	Rx MAR Tactical Growth Fund
American Independence MAR Tactical Aggressive Growth Fund	Rx MAR Tactical Aggressive Growth Fund

The objective and strategy for each Fund will not change.

Effective June 30, 2015, throughout the Prospectus and Statement of Additional Information, the name “American Independence Funds Trust II” shall be replaced with “Rx Funds Trust” and each Funds’ old name shall be replaced with its new name as noted above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE